PROMISSORY NOTE

This Promissory Note (the "Note") is made and effective the August 31, 2009,

BETWEEN: **MY CATALOGS ON LINE .COM INC.** (the "Company"), a corporation organized and existing under the laws of the State of Florida, with its head office located at 6365 NW 6th Way, Suite 140, Fort Lauderdale, FL 33309,

AND: **JERROLD D. BURDEN** (the "Noteholder"), an individual, located at 2153 Imperial Point Drive, Fort Lauderdale, FL 33308.

1. TERMS

FOR ALL MONIES RECEIVED, the undersigned Company hereby jointly and severally promise to pay to the order of Noteholder the sum of $85,000.00, for monies contributed to the operating capital of the company, including, but not limited to, lease payments and salaries, and the purchase of company assets such as domain names, retroactive to the formation of the Company, dated from November 2008 through August 31, 2009 as My Christmas Catalogs, Inc. and My Catalogs On Line .Com Inc. and Catalog Enterprises, Inc., payable upon demand, together with interest thereon at the rate of 12% per annum on the unpaid balance.

FOR ALL FUTURE MONIES RECEIVED, the undersigned Company will hereby issue separate Notes under similar terms and conditions.

2. TERMS

Said amount shall be paid in the following manner:

a. Payments shall commence upon completion of funding.

b. This Note may be paid in full without penalty.

c. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

3. BINDING AGREEMENT

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligation or hereunder or exchange, substitution, or release of any collateral granted as security for this note.

No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to

enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive.

4. GOVERNING LAW

This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed as of the date first written below.

MY CATALOGS ON LINE .COM INC.	**NOTEHOLDER**
Authorized Signature	Authorized Signature
Jerrold D. Burden, Chairman	Jerrold D. Burden, Individual
Print Name and Title	Print Name and Title

PROMISSORY NOTE

This Promissory Note (the "Note") is made and effective the August 31, 2009,

BETWEEN: **MY CATALOGS ON LINE .COM INC.** (the "Company"), a corporation organized and existing under the laws of the State of Florida, with its head office located at 6365 NW 6th Way, Suite 140, Fort Lauderdale, FL 33309,

AND: **RONALD TEBLUM** (the "Noteholder"), an individual, located at NW 66th Court, Parkland, Florida 33076.

1. TERMS

FOR ALL MONIES RECEIVED, the undersigned Company hereby jointly and severally promise to pay to the order of Noteholder the sum of $20,000.00, for monies contributed to the operating capital of the company, including, but not limited to, lease payments and salaries, and the purchase of company assets such as domain names, retroactive to April 1, 2009 through August 31, 2009 as My Catalogs On Line .Com Inc. and Catalog Enterprises, Inc., payable upon completion of funding, together with interest thereon at the rate of 12% per annum on the unpaid balance.

FOR ALL FUTURE MONIES RECEIVED, the undersigned Company will hereby issue separate Notes under similar terms and conditions.

2. TERMS

Said amount shall be paid in the following manner:

a. Payments shall commence upon completion of funding.

b. This Note may be paid in full without penalty.

c. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

3. BINDING AGREEMENT

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligation or hereunder or exchange, substitution, or release of any collateral granted as security for this note.

No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive.

4. GOVERNING LAW

This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed as of the date first written below.

MY CATALOGS ON LINE .COM INC.

Authorized Signature

Jerrold D. Burden, Chairman

Print Name and Title

NOTEHOLDER

Authorized Signature

Ronald Teblum, Individual

Print Name and Title

PROMISSORY NOTE

This Promissory Note (the "Note") is made and effective the September 30, 2009,

BETWEEN: **MY CATALOGS ON LINE .COM INC.** (the "Company"), a corporation organized and existing under the laws of the State of Florida, with its head office located at 6365 NW 6th Way, Suite 140, Fort Lauderdale, FL 33309,

AND: **JERROLD D. BURDEN** (the "Noteholder"), an individual, located at 2153 Imperial Point Drive, Fort Lauderdale, FL 33308.

1. TERMS

FOR ALL MONIES RECEIVED, the undersigned Company hereby jointly and severally promise to pay to the order of Noteholder the sum of $3,000.00, for monies contributed to the operating capital of the company, including, but not limited to, lease payments and salaries, and the purchase of company assets such as domain names, retroactive to the formation of the Company through September 30, 2009 as My Christmas Catalogs, Inc. and My Catalogs On Line .Com Inc. and Catalog Enterprises, Inc., payable upon demand, together with interest thereon at the rate of 12% per annum on the unpaid balance.

FOR ALL FUTURE MONIES RECEIVED, the undersigned Company will hereby issue separate Notes under similar terms and conditions.

2. TERMS

Said amount shall be paid in the following manner:

a. Payments shall commence upon completion of funding.

b. This Note may be paid in full without penalty.

c. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

3. BINDING AGREEMENT

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligation or hereunder or exchange, substitution, or release of any collateral granted as security for this note.

No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to

enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive.

4. **GOVERNING LAW**

This note shall take effect as a sealed instrument and shall be construed, governed and enforced in *accordance with the laws of the State of* Nevada.

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed as of the date first written below.

MY CATALOGS ON LINE .COM INC.

Authorized Signature

Jerrold D. Burden, Chairman

Print Name and Title

NOTEHOLDER

Authorized Signature

Jerrold D. Burden, Individual

Print Name and Title